UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
               Section 13 or 15 (d) of the Securities Act of 1934
                                August 23, 2000
                Date of Report (Date of earliest event reported)

                           AMERICANA PUBLISHING, INC.


        COLORADO                         000-25783               84-1453702

(State of other jurisdiction         (Commission number       (I.R.S. Employer
   of incorporation)                     File)               identification No.)

              303 SAN MATEO NE, SUITE 104A, ALBUQUERQUE, NM 87108
              (Address of principal executive offices)      (Zip)

                                  505-265-6121
                          (issuer's telephone number)

AMERICANA PUBLISHING, INC.

Item 1. Changes in control of Registrant.
                Not applicable

Item 2.  Acquisition of Disposition of Assets
                Not applicable

Item 3.  Bankruptcy or Receivership
                Not applicable

Item 4.  Changes in the Small Business Issuer's Certifying Accountant.

     1. Effective August 11, 2000, the Board of Directors, approved a change in certifying accountants from David Blomstrom & Co. P.C. to Null-Lairson P.C. CPAs. The previous auditor David Blomstrom retired from public accounting and resigned as the current accountant for Americana Publishing, Inc. During David Blomstrom's transition to retirement, Null-Lairson, P.C. has worked with David Blomstrom to provide services to Americana Publishing, Inc. The decision to change accountants was approved by Americana Publishing, Inc.'s Board of Directors.

          The financial statements as of and for the years ended December 31, 1999 and 1998, contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles.

          During the two fiscal years ended December 31, 1999 and 1998 and the subsequent interim period through August 11, 2000, (i) there were no disagreements with David Blomstrom & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) David Blomstrom & Co. has not advised the small business issuer of any of the information as defined in paragraph (B)(1) through (3) of Regulations S-B Item 304 (a)(1)(iv).

     2. Effective August 11, 2000, the Company engaged Null-Lairson P.C., CPAs as its principal accountants to audit the Company's Financial Statements. During the Company's last two most recent fiscal years and the subsequent interim period to date hereof, the Company has not consulted with Null-Lairson, P.C. CPAs on items which (1) concerned the application of accounting principles to a specified transaction, whether complete or proposed or (2) concerned the subject matter of a disagreement or reportable event with David Blomstrom & Co.

     3. The Company has requested David Blomstrom & Co. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether David Blomstrom & Co. agrees with the statements contained in the first paragraph above. A copy of the letter from David Blomstrom & Co. to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

Item 5.  Other Events
                Not applicable

Item 6.  Resignation of Directors.
                Not applicable

Item 7.  Financial Statements and Exhibits
         A.  Exhibits
             Exhibit 1: Letter from David Blomstrom & Co. to the
             Securities and Exchange Commission dated August 23, 2000.

Item 8.  Change in Fiscal Year
                Not applicable

Item 9.  Sales of Equity Securities Pursuant to Regulation S
                Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 23, 2000            BY: /S/ George Lovato, Jr.
                                           -------------------
                                           George Lovato, Jr.
                                           President, Americana Publishing, Inc.